UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

FEDERATED INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
(Address of principal executive offices, including zip code)

(412) 288-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 25, 2019, Federated Investors, Inc. issued the earnings press release attached hereto as Exhibit 99.1 to report first quarter 2019 results.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of Shareholders of Federated held on Thursday, April 25, 2019 in Pittsburgh, Pennsylvania, the holder of Federated's Class A Common Stock, which constituted all of the shares entitled to vote at the meeting, approved the following proposal which is described in more detail in Federated's Information Statement to shareholders dated March 14, 2019.

The holder of Federated's Class A Common Stock elected six individuals to the Board of Directors of Federated Investors, Inc. as set forth below:

Director	Shares Voted For	Shares Voted Against	Shares Withheld
Joseph C. Bartolacci	9,000	—	—
J. Christopher Donahue	9,000	—	—
Thomas R. Donahue	9,000	—	—
Michael J. Farrell	9,000	—	—
John B. Fisher	9,000	—	—
Marie Milie Jones	9,000	—	—

ITEM 8.01 OTHER EVENTS

At its meeting on April 25, 2019, Federated's Board of Directors approved increasing the number of shares of unrestricted Class B Common Stock awarded annually to non-employee directors from 2,150 shares to 2,250 shares and increasing the annual fee for the non-employee Audit Committee Chairman from $7,500 per year to $10,000 per year.  Accordingly, for their service as directors, non-employee directors receive: (i) $50,000 per year; (ii) $5,000 per year for each Board Committee Membership; (iii) $5,000 per year for Compliance Committee Chairman, Compensation Committee Chairman and for service as Lead Independent Director, $10,000 per year for Audit Committee Chairman (each of the aforementioned payable in quarterly installments); (iv) $1,500 per attendance at a special meeting of the Board payable when such meetings occur; and (v) 2,250 shares of unrestricted Class B Common Stock annually pursuant to the Federated Investors, Inc. Stock Incentive Plan, as amended. Federated also pays the premiums for term life insurance and travel/accident insurance for each of its non-employee directors, which, in the aggregate, cost Federated approximately $320 in 2018.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit 99.1 - Earnings press release issued by Federated Investors, Inc. dated April 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Date	April 25, 2019	By:	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer